                                PLEDGE AGREEMENT

         AGREEMENT, made this ____ day of April, 1995, by and between:

         J&L HOLDINGS CORP., a Delaware corporation, having an office at c/o CPT Holdings, Inc., 1430 Broadway, 13th Floor, New York, NY 10018-3308 (hereinafter referred to as the "PLEDGOR"); and

         THE PAUL REVERE INVESTMENT MANAGEMENT CORPORATION, a _______ corporation, as Agent under the Agreement referenced below (the "AGENT"),

                             PRELIMINARY STATEMENTS:

         A. J&L STRUCTURAL, INC., a Delaware corporation (the "COMPANY") has entered into a certain Note and Warrant Purchase Agreement of even date herewith (hereinafter, together with all exhibits and schedules thereto, as it may from time to time be amended, modified and/or supplemented, referred to as the "AGREEMENT") with the Purchasers named therein and the Agent pursuant to which the Purchasers have agreed to purchase the Notes and Warrants from the Company for the aggregate principal sum set forth therein and to make certain other financial accommodations available to the Company, upon and subject to the terms and conditions of the Agreement;

         B. The Pledgor is the sole shareholder of the Company and by virtue thereof, and otherwise, will derive benefits as a result of the purchases to be made by the Purchasers from the Company pursuant to the Agreement;

         C. In order to induce the Purchasers to execute and deliver the Agreement, the Pledgor has agreed to pledge all of the issued and outstanding shares of capital stock of the Company owned by it as collateral security for the performance of all of the Company's Indebtedness, liabilities and obligations to the Purchasers, including, without limitation, those arising under the Agreement and any and all promissory notes from time to time issued pursuant to the Agreement (collectively, the "NOTES");

         D. It is a condition precedent to the obligations of the Purchasers under the Agreement that the Pledgor shall execute and deliver this Pledge Agreement; and

         E. The Company and the Purchasers have entered into a certain Subordination and Intercreditor Agreement of even date herewith with Finova Capital Corporation, a Delaware corporation, (the "SENIOR LENDER") (the "SUBORDINATION AGREEMENT"), which subordinates the Agent's security interest in the Pledged Stock created under this Agreement to a security interest created in favor of the Senior Lender pursuant to the Pledge Agreement of even date herewith between the Pledgor and the Senior Lender (the "SENIOR PLEDGE AGREEMENT"); and



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         F. All capitalized terms that are used herein that are defined in the
Agreement shall have the respective meanings provided therefor in the Agreement, unless otherwise defined herein or unless the context otherwise requires;

         ACCORDINGLY, in consideration of the foregoing, the Pledgor hereby agrees with the Agent as follows:

         1. The term "PLEDGED STOCK" as used herein shall mean and include all of the issued and outstanding shares, whether now owned or hereafter acquired by the Pledgor, of the capital stock of the Company, including, without limitation, all of the issued and outstanding stock of the Company listed on Schedule A hereto, and, also, any shares, stock certificates, options or rights issued by the Company as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

         2. (a) As collateral security for the due payment and performance of all Indebtedness and other liabilities and obligations of the Company and the Pledgor to the Purchasers, whether now existing or hereafter arising, and whether or not currently contemplated, including, without limitation, all Indebtedness, liabilities and obligations under, arising out of, or in any way connected with the Agreement and the Notes and all agreements, instruments and documents executed, issued and delivered pursuant thereto, including, without limitation, this Pledge Agreement, and to secure any other obligations of the Company and the Pledgor to the Purchasers (all of the foregoing Indebtedness, liabilities and obligations are hereinafter referred to collectively as the "OBLIGATIONS"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Agent, all the Pledged Stock, and hereby grants to the Agent a second security interest in all the Pledged Stock and in any and all proceeds thereof and substitutions therefor.

            (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Agent's agent, shall hold them in trust for the Agent, and shall deliver them forthwith to the Senior Lender (and when the Senior Pledge Agreement is discharged to the Agent) in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Senior Lender (and when the Senior Pledge Agreement is discharged to the Agent), subject to the terms hereof, as further collateral security for the Obligations.

           (c) Any or all shares of the Pledged Stock held by the Agent hereunder may, at the option of the Agent or its nominee, be registered in the name of the Agent or its nominee. The Agent or its nominee may thereafter, without notice, and after the occurrence



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of any Event of Default, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                 (d) In the event of the occurrence of any Event of Default, the Agent shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Agent to be held by the Agent as additional security hereunder until applied to the Obligations.

                 (e) In the event of the occurrence of any Event of Default, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Purchasers or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

                 (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

                          (i)     First, to the costs and expenses of every
kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the



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Pledged Stock or in any way relating to the rights of the Agent hereunder, including reasonable attorneys' fees and legal expenses;

                       (ii)    Second, to the satisfaction of the Obligations;

                      (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code); and

                       (iv) Fourth, to the Pledgor, or as required by law, to the extent of the surplus proceeds, if any.

                (g) The Agent need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

                (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Agent is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the Default Rate, and the reasonable fees of any attorneys employed by the Lender to collect such deficiency, pursuant to the Agreement.

         3.      The Pledgor represents and warrants that:

                 (a) The Pledged Stock is owned directly and beneficially and of record by the Pledgor in the amount set forth on Schedule A hereto;

                 (b) The shares of the Pledged Stock constitute 100% of all of the issued and outstanding shares of capital stock of the Company;

                 (c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, Lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Agent hereunder and, subject to the terms of the Subordination and Intercreditor Agreement, to the Senior Lender pursuant to the Senior Pledge Agreement; and

                 (d) Upon delivery of the Pledged Stock to the Agent or an agent for the Agent, this Pledge Agreement creates and grants a valid second Lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, Lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor that would include the Pledged Stock, other than the Senior Pledge Agreement.



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         4.      (a)      The Pledgor hereby covenants that so long as the
Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not:

                              (i) sell, convey or otherwise dispose of any
shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, Lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby and, subject to the terms of the Subordination and Intercreditor Agreement, in favor of the Senior Lender pursuant to the Senior Pledge Agreement; or

                              (ii) consent to or approve the issuance of any
additional shares of any class of the issuer of the Pledged Stock except, subject to the terms of the Subordination and Intercreditor Agreement, in connection with the exercise of the Warrants.

                 (b) The Pledgor warrants and will defend the Agent's right, title, special property and security interest in and to the Pledged Stock against the claims of any Person, firm, corporation or other entity.

         5. (a) If the Agent shall determine to exercise its right to sell all or any part of the Pledged Stock, and if in the opinion of counsel for the Agent it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of l933, as amended (the "SECURITIES ACT"), the Pledgor will use its best efforts to cause each issuer of shares included in the Pledged Stock contemplated to be sold to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus that, in the opinion of the Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction that the Agent shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (that need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

                 (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 5(a) above will cause irreparable injury to the Agent, that the Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, the



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covenants of the Pledgor contained in subparagraph 5(a) above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

                 (c) Notwithstanding the foregoing, the Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Agent has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

         6. The Pledgor shall at any time and from time to time upon the written request of the Agent, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Agent on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A hereto.

         7. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

            (b) No course of dealing between the Pledgor and the Agent , nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Agreement or the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies herein provided, and provided in the Agreement and the Notes and in all other agreements, instruments and documents delivered pursuant to the Agreement, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

            (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof,




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







in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

         8. The parties hereto acknowledge and agree that the execution and delivery of this Pledge Agreement shall not constitute a transfer of control of the Pledgor or the Company.

         9. All notices and other communications pursuant to this Pledge Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

                 (a)      If to the Pledgor:

                          J&L Holdings Corp.
                          c/o CPT Holdings, Inc.
                          1430 Broadway, 13th Floor
                          New York, NY 10018-3308
                          Attention: William L. Remley
                          Telecopier No.:  (212) 391-1393

                          with a copy to:

                          Kelley, McCann & Livingstone
                          BP America Building, 35th Floor
                          200 Public Square
                          Cleveland, Ohio  44114-2302
                          Attention:  Michael D. Schenker, Esq.
                          Telecopier No.:  (216) 241-3707

                 (b)      If to the Agent:

                          Pursuant to the instructions provided in Section 22 of the Agreement.

Any notice, request, demand or other communication hereunder shall be deemed to have been given: (x) on the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed by one of the other methods of delivery set forth herein) or delivered by receipted hand or such commercial messenger service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail, or (z) on the day it is delivered to the telegraph company, addressed as aforesaid, if sent by telegraph. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder,



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by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

            10. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Agent and its successors and assigns.

            11. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

            12. This Pledge Agreement is subject and subordinate to the Senior Pledge Agreement pursuant to the terms of the Subordination Agreement.



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








         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered the day and year first above written.


                                          J&L HOLDINGS CORP.

                                          BY___________________________________
                                                                          TITLE

                                          THE PAUL REVERE INVESTMENT
                                            MANAGEMENT CORPORATION,
                                            AS AGENT

                                          BY___________________________________
                                                                          TITLE

                       J&L HOLDINGS CORP. ACKNOWLEDGEMENT

STATE OF NEW YORK  )

                   :  SS.:

COUNTY OF NEW YORK )

         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ___________________, personally known to me to be ______________________ of J&L Holdings Corp., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (s)he signed and delivered said instrument as ________________ of said corporation, as his(her) free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this __ day of April, 1995.



                                            ___________________________________
                                                       NOTARY PUBLIC

                                            My Commission Expires:_____________



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                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT

                                IRREVOCABLE PROXY

         KNOW ALL MEN BY THESE PRESENTS THAT, the undersigned does hereby make, constitute and appoint THE PAUL REVERE INVESTMENT MANAGEMENT CORPORATION, as Agent (the "AGENT") and each of the Agent's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of J&L STRUCTURAL, INC., a Delaware corporation (hereinafter referred to as the "COMPANY"), that it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Company pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Company and/or the liquidation and dissolution of the Company; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

         This Proxy is given to the Agent and to its officers and employees in consideration of the loans to be made by the Purchasers to the Company and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith between J&L Holdings Corp., a Delaware corporation ("PLEDGOR") and the Agent, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned and its successors and assigns until the payment in full of all of the Obligations (as defined in the aforesaid Pledge Agreement) and may be exercised only after an Event of Default under the Agreement (as such terms are defined in the aforesaid Pledge Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this ___ day of April, 1995.

                                          J&L HOLDINGS CORP.

                                          BY___________________________________
                                                                          TITLE

                                   SCHEDULE A
                               TO PLEDGE AGREEMENT

                                PLEDGED STOCK OF
                              J&L STRUCTURAL, INC.

NUMBER OF SHARES      NUMBER OF SHARES       NUMBER OF SHARES     CERTIFICATE
 AUTHORIZED         ISSUED AND OUTSTANDING   OWNED BY PLEDGOR        NUMBER

   1500                    847                     847                 2